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                                                                      EXHIBIT 23


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 29, 1999, included on page 32 of the Company's 1998 Form 10-K, into the previously filed registration statements on Form S-3 (File No. 333-18929) and on Form S-8 (File Nos. 333-39299, 2-64600, 2-81590, 33-32692,
2-66654 and 33-54084).


                                                         /s/ ARTHUR ANDERSEN LLP
                                                             ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
    March 24, 1999